Section 4 of each U.S. Form Restricted Stock Unit Agreement granted under the 2013 Stock Incentive Plan (the “2013 Plan”) and Section 4 of each U.S. Form Restricted Stock Unit Agreement granted under the 2023 Equity Incentive Plan (the “2023 Plan” and, together with the 2013 Plan, the “Plans”), excluding the U.S. Form of Restricted Stock Unit Agreement (Non-Employee Director) granted under the Plans (as described below), and outstanding as of October 1, 2025 is amended in its entirety to provide as follows:

“4. Forfeiture of Unvested RSUs Upon Cessation of Service. Except as provided below, in the event that the Participant ceases to be an Eligible Participant for any reason or no reason, with or without Cause, including in the case of resignation or dismissal with or without Cause, then all of the RSUs that are unvested as of the time of such cessation shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Participant, effective as of such cessation; provided, that if such cessation is on account of the Participant’s death, then any RSUs that are unvested as of such cessation shall become vested in full immediately as of such cessation. The Participant shall have no further rights with respect to the unvested RSUs that do not become vested on cessation as an Eligible Participant, or any Common Stock that may have been issuable with respect thereto.”

Section 4 of each non-U.S. Form of Restricted Stock Unit Agreement granted under the Plans and outstanding as of October 1, 2025 is amended in its entirety to provide as follows:

“4. Forfeiture of Unvested RSUs Upon Cessation of Service. Except as provided below, in the event that the Participant ceases to be an Eligible Participant for any reason or no reason, with or without Cause, including in the case of resignation or dismissal with or without Cause, then all of the RSUs that are unvested as of the time of such cessation shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Participant, effective as of such cessation and the Participant will not be entitled to any compensation in relation to any unvested RSUs; provided, that if such cessation is on account of the Participant’s death, then any RSUs that are unvested as of such cessation shall become vested in full immediately as of such cessation. The Participant shall have no further rights with respect to the unvested RSUs that do not become vested on cessation as an Eligible Participant, or any Common Stock that may have been issuable with respect thereto.”

Section 4 of each U.S. Form of Restricted Stock Unit Agreement (Non-Employee Director) granted under the Plans and outstanding as of October 1, 2025 is amended in its entirety to provide as follows:

“4. Forfeiture of Unvested RSUs Upon Cessation of Service. Except as provided below, in the event that the Participant ceases to be an Outside Director for any reason or no reason, then all of the RSUs that are unvested as of the time of such cessation shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Participant, effective as of such cessation; provided, that if such cessation is on account of the Participant’s death, then any RSUs that are unvested as of such cessation shall become vested in full immediately as of such cessation. The Participant shall have no further rights with respect to the unvested RSUs that do not become vested on cessation as an Outside Director, or any Common Stock that may have been issuable with respect thereto.”

For the avoidance of doubt, the foregoing amendments do not apply to Performance Stock Unit Agreements that are outstanding under the Plans on October 1, 2025.

Section 4(d) of each U.S. Form Nonstatutory Stock Option Agreement granted under each of the Plans, excluding the U.S. Form Nonstatutory Stock Option Agreement (Non-Employee Directors) granted under the Plans (as described below), and outstanding as of October 1, 2025 is amended in its entirety to provide as follows:

“(d) Vesting and Exercise Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and no Specified Company has terminated such relationship for “Cause” as specified in paragraph (e) below, then (i) solely in connection with the death of the Participant, this option shall become vested and exercisable in full immediately and (ii) in connection with either the Participant’s death or becoming disabled, this option shall be exercisable, within the period of one year following the date of death or disability of the

Participant, by the Participant (or in the case of death by an authorized transferee); provided, that this option shall not be exercisable after the Final Exercise Date.”

Section 4(d) of each non-U.S. Form Nonstatutory Stock Option Agreement granted under the Plans and outstanding as of October 1, 2025 is amended in its entirety to provide as follows:

“(d) Vesting and Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and no Specified Company has terminated such relationship for “Cause” as specified in paragraph (e) below, then (i) solely in connection with the death of the Participant, the Option shall become vested and exercisable in full immediately and (ii) in connection with either the Participant’s death or becoming disabled, the Option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee); provided, that the Option shall not be exercisable after the Final Exercise Date.”

Section 4(d) of each U.S. Form Nonstatutory Stock Option Agreement (Non-Employee Directors) granted under the Plans and outstanding as of October 1, 2025 is amended in its entirety to provide as follows:

“(d) Vesting and Exercise Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Outside Director, then (i) solely in connection with the death of the Participant, this option shall become vested and exercisable in full immediately and (ii) in connection with either the Participant’s death or becoming disabled, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee); provided, that this option shall not be exercisable after the Final Exercise Date.”